U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

       Date of Report (date of earliest event reported September 26, 2001)

                                     0-30583
                         -------------------------------
                            (Commission File Number)

                           THAON COMMUNICATIONS, INC.
                         -------------------------------
        (Exact Name of small business issuer as Specified in its Charter)

                                     Nevada
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-30583                                          87-0622329
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


        1543 West Olympic Boulevard, First Floor, Los Angeles, Ca. 90015
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               (Address of Principal Executive Office) (Zip Code)

                                 (213) 252-7050
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                 Issuer's Telephone Number, Including Area Code

                                       N/A
--------------------------------------------------------------------------------
           (former Name or Former Address, Changed Since Last Report)

Item 5.  Other Events.

         Due to a lack of a quorum of shareholders, Registrant postponed its annual shareholder meeting from Wednesday September 26, 2001 to Thursday, October 18, 2001 at 10 am Pacific Standard Time.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Thaon Communications, Inc.


Dated: October 2, 2001                      By: /s/ Robert McNeill
                                            ----------------------
                                                    Robert McNeill